UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           March 9, 2022

Superior Group of Companies, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-05869	11-1385670
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10055 Seminole Blvd., Seminole, Florida (Address of principal executive offices)		33772 (Zip Code)

Registrant's telephone number including area code:   (727) 397-9611

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SGC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On March 9, 2022, Superior Group of Companies, Inc. (the "Company") issued a press release announcing its financial results for the year ended December 31, 2021, and furnished the press release under Items 2.02 and 9.01 of Form 8-K on that day (the “Original Form 8-K”). Following the release, the Company discovered and corrected an income tax expense related to the non-cash pension termination charge recognized in 2021. More specifically, the Company determined that previously recorded deferred tax liabilities associated with the pension plans terminated in 2021 should have been eliminated to reduce tax expense. The correction resulted in a decrease of $2.2 million in tax expense for the year ended December 31, 2021, and an increase in prepaid and other current assets of $0.5 million and a decrease in deferred tax liabilities of $1.7 million, each as of December 31, 2021.  The correction of the error resulted in increasing net income for year ended December 31, 2021 by $2.2 million and net income per diluted share by $0.14 per share. The correction also resulted in the second quarter 2021 financial statements being restated reducing tax expense by $1.8 million and increasing net income by $1.8 million or $0.12 per diluted share, the third quarter 2021 financial statements being restated to reflect the impact of the second quarter restatement and the fourth quarter results being adjusted to reduce tax expense and to increase net income by $0.4 million or $0.02 per diluted share.

Please refer to the full text of the corrected earnings release furnished as Exhibit 99.1 to this Form 8-K, which amends and supersedes Exhibit 99.1 to the Original Form 8-K. The Company has posted the corrected earnings release on its website.

Item 9.0l. Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description

99.1	Press Release, dated March 23, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

In accordance with General Instruction B.2. of Form 8-K, the information in Items 2.02 and 9.01 of this report, including the exhibits, shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

SUPERIOR GROUP OF COMPANIES, INC.

By:	/s/ Andrew D. Demott, Jr.
Andrew D. Demott, Jr.
Chief Operating Officer and Chief Financial Officer

Date: March 23, 2022